Notice of Election to Extend Revolving Loan Maturity Date
May 28, 2026
To:     Bank of America, N.A., as Administrative Agent
Building C
2380 Performance Dr.
Richardson, TX 75082
Attention: Angelica Vidana
Telephone: 469-201-0404
Electronic Mail: angelica.vidana@bofa.com

Ladies and Gentlemen:
    Reference is made to that certain Second Amended and Restated Credit Agreement dated as of June 30, 2022 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among BRANDYWINE REALTY TRUST, a Maryland real estate investment trust (“BRT”), BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“BOP” and, together with BRT, the “Borrowers” and each a “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and Bank of America, N.A., as Administrative Agent and an Issuing Lender, and the other Issuing Lenders from time to time party thereto. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.
    Pursuant to Section 3.5 of the Credit Agreement, the Borrowers hereby notify the Administrative Agent that they have elected to extend the Existing Revolving Loan Maturity Date under the Credit Agreement for a period of six (6) months (the “Maturity Date Extension”), which Maturity Date Extension shall be effective on June 30, 2026.
The Borrowers hereby certify that:
(i)As of the date hereof, no Default or Event of Default has occurred and is continuing; and

(ii)The Borrowers will pay to the Administrative Agent, for the pro rata benefit of the Revolving Loan Lenders, an extension fee equal to 0.0625% of the Revolving Credit Facility on or before June 30, 2026.

[Signature Page Follows]

Very truly yours,

BRANDYWINE REALTY TRUST, a Maryland real estate investment trust

By: _/s/ Thomas E. Wirth________________
Name: _Thomas E. Wirth________________
Title: _EVP & CFO____________________

BRANDYWINE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By: Brandywine Realty Trust, a Maryland real estate investment trust, its general partner

By: _/s/ Thomas E. Wirth________________
Name: _Thomas E. Wirth________________
Title: _EVP & CFO____________________

[Signature Page to Notice of Election to Extend Maturity]